Exhibit 10.23

FREEPORT-McMoRan COPPER & GOLD INC.
1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

ARTICLE I
PURPOSE OF THE PLAN

The purpose of the 1995 Stock Option Plan for Non-Employee Directors (the “Plan”) is to align more closely the interests of the non-employee directors of Freeport-McMoRan Copper & Gold Inc. (the “Company”) with that of the Company’s stockholders by providing for the automatic grant to such directors of stock options (“Options”) to purchase Shares (as hereinafter defined) and Stock Appreciation Rights (as hereinafter defined), in accordance with the terms of the Plan.

    ARTICLE II
DEFINITIONS

For the purposes of this Plan, the following terms shall have the meanings indicated:

Amendment Date: May 2, 2000.

Award: Any Option, including any Pre-Amendment Option, or Stock Appreciation Right granted under this Plan.

Award Agreement: Any written agreement, contract, notice, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by the individual granted such Award.

Board: The Board of Directors of the Company.

Change in Control: A Change in Control shall be deemed to have occurred if either (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall, otherwise than as a result of the Distribution, beneficially own more than 20% of all classes and series of the Company’s stock outstanding, taken as a whole, that has voting rights with respect to the election of directors of the Company (not including any series of preferred stock of the Company that has the right to elect directors only upon the failure of the Company to pay dividends) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a “Transaction”), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (a) and (b).

Code: The Internal Revenue Code of 1986, as amended from time to time.

Committee: A committee of the Board designated by the Board to administer the Plan and composed of not fewer than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a “non-employee director” within the meaning of Rule 16b-3 and, to the extent necessary to comply with Section 162(m) only, is an “outside director” under Section 162(m). Until otherwise determined by the Board, the Committee shall be the Corporate Personnel Committee of the Board.

Distribution: The distribution by Freeport-McMoRan Inc. (“FTX”) of all the then outstanding Shares owned by FTX to the holders of FTX common stock.

Eligible Director: A director of the Company who is not, and within the preceding one year has not been, an officer or an employee of the Company or a Subsidiary, an officer or an employee of an entity with which the Company has contracted to receive executive or management services, or otherwise eligible for selection to participate in any plan of the Company or any Subsidiary that entitles the participants therein to acquire stock, stock options or stock appreciation rights of the Company or its Subsidiaries.

Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

Fair Market Value: Except as provided below in connection with a cashless exercise, for any purpose relevant under the Plan, the fair market value of a Share or any other security shall be the average of the high and low quoted per Share or security sale prices on the Composite Tape for New York Stock Exchange-Listed Stocks on the date in question or, if there are no reported sales on such date, on the last preceding date on which any reported sale occurred. If on the date in question the Shares or other securities in question are not listed on such Composite Tape, the fair market value shall be the average of the high and low quoted sale prices on the New York Stock Exchange on such date or, if no sales occurred on such date, on the last previous day on which a sale on the New York Stock Exchange is reported. In the context of a cashless exercise, the fair market value shall be the price at which the Shares are actually sold.

Grant Date: August 1, 1995 and the anniversary of such date in each subsequent year through and including 2004.

Option Cancellation Gain: With respect to the cancellation of an Option pursuant to Section 3 of Article IV hereof, the excess of the Fair Market Value as of the Option Cancellation Date (as that term is defined in Section 3 of Article IV hereof) of all the outstanding Shares covered by such Option, whether or not then exercisable, over the purchase price of such Shares under such Option.

Participant: Any individual granted an Award under this Plan.

Pre-Amendment Option: An Option granted under this Plan prior to the Amendment Date and outstanding as of the Amendment Date.

Rule 16b-3: Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

SAR: A Stock Appreciation Right.

SEC: The Securities and Exchange Commission, including the staff thereof, or any successor thereto.

Section 162(m): Section 162(m) of the Code and all regulations promulgated thereunder as in effect from time to time.

Shares: Shares of Class B Common Stock, par value $0.10 per share, of the Company and any shares into which such Shares may be converted or combined in accordance with the terms of the Company’s Certificate of Incorporation.

Stock Appreciation Right: Any award of stock appreciation rights granted under Article VII of this Plan.

Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company; and any other entity of which equity securities or interests representing at least 50% of the ordinary voting power or 50% of the total value of all classes of equity securities or interests of such entity are owned, directly or indirectly, by the Company.

Tax-Offset Payment Right: A right to receive a cash payment upon the exercise of a Pre-Amendment Option related to and intended to defray the income tax liability associated with the exercise of such Pre-Amendment Option.

ARTICLE III
ADMINISTRATION OF THE PLAN

This Plan shall be administered by the Board. The Board will interpret this Plan and may from time to time adopt such rules and regulations for carrying out the terms and provisions of this Plan as it may deem best; however, the Board shall have no discretion with respect to the selection of directors who receive Awards, the timing of the grant of Awards, the number of Shares subject to any Awards or the purchase or grant price thereof. Notwithstanding the foregoing, the Committee shall have the authority to make all determinations with respect to the transferability of Awards in accordance with Article VIII hereof. All determinations by the Board or the Committee shall be made by the affirmative vote of a majority of its respective members, but any determination reduced to writing and signed by a majority of its respective members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to any applicable provisions of the Company’s By-Laws or of this Plan, all determinations by the Board and the Committee pursuant to the provisions of this Plan, and all related orders or resolutions of the Board and the Committee, shall be final, conclusive and binding on all persons, including the Company, its stockholders, employees, and directors, and any Eligible Director or holder or beneficiary of any Award. In the event of any conflict or inconsistency between determinations, orders, resolutions, or other actions of the Committee and the Board taken in connection with this Plan, the action of the Board shall control.

ARTICLE IV
STOCK AND STOCK APPRECIATION RIGHTS
SUBJECT TO THE PLAN

Section 1.  The Shares to be issued or delivered upon exercise of Options shall be made available, at the discretion of the Board, either from the authorized but unissued Shares of the Company or from Shares reacquired by the Company, including Shares purchased by the Company in the open market or otherwise obtained; provided, however, that the Company, at the discretion of the Board, may, upon exercise of Options granted under this Plan, cause a Subsidiary to deliver Shares held by such Subsidiary.

Section 2.  Subject to the provisions of Section 3 of this Article IV, the aggregate number of Shares that may be issued pursuant to Options granted after February 4, 2003 shall not exceed 180,000 and the number of SARs that may be granted under this Plan shall not exceed 1,311,200.

Section 3.  In the event of the payment of any dividends payable in Shares, or in the event of any subdivision or combination of the Shares, the number of Shares that may be subject to Awards granted under this Plan, and the number of Shares subject to each Award granted in accordance with Article VII, shall be increased or decreased proportionately, as the case may be, and the number of Shares deliverable upon the exercise thereafter of any Option theretofore granted (whether or not then exercisable) shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase or grant price. In the event the Company is merged or consolidated into or with another corporation in a transaction in which the Company is not the survivor, or in the event that substantially all of the Company’s assets are sold to another entity not affiliated with the Company, any holder of an Option, whether or not then exercisable, shall be entitled to receive (unless the Company shall take such alternative action as may be necessary to preserve the economic benefit of the Option for the optionee) on the effective date of any such transaction (the “Option Cancellation Date”), in cancellation of such Option, an amount in cash equal to the Option Cancellation Gain relating thereto, determined as of the Option Cancellation Date.

ARTICLE V
PURCHASE OR GRANT PRICE OF AWARDS

The purchase price per Share under each Option and the grant price of any SAR granted under Section 4 of Article VII shall be 100% of the Fair Market Value of a Share at the time such Award is granted, but in no case shall such price be less than the par value of the Shares subject to such Award. The grant price of any SAR granted under Section 3 of Article VII shall be determined in the manner described in Section 3 of Article VII.

ARTICLE VI
ELIGIBILITY OF RECIPIENTS

Options and SARs awarded under Section 4 of Article VII will be granted only to individuals who are Eligible Directors at the time of such grant. SARs awarded under Section 3 of Article VII will be granted only to holders of Pre-Amendment Options as provided in Section 3 of Article VII.

ARTICLE VII
GRANT OF AWARDS

Section 1.  Each Option shall constitute a nonqualified stock option that is not intended to qualify under Section 422 of the Code.

Section 2.  On each Grant Date, each Eligible Director, as of each such date, shall be granted an Option to purchase 10,000 Shares. Each Option shall become exercisable with respect to 2,500 Shares on each of the first, second, third and fourth anniversaries of the date of grant and may be exercised by the holder thereof with respect to all or any part of the Shares comprising each installment as such holder may elect at any time after such installment becomes exercisable but no later than the termination date of such Option; provided that each Option shall become exercisable in full upon a Change in Control.

Section 3.  Effective as of the Amendment Date, each holder of a Pre-Amendment Option shall receive a number of Stock Appreciation Rights equal to the number of Shares subject to such Pre-Amendment Option as of the Amendment Date multiplied by .6556 (disregarding any fractional Share) and all Tax-Offset Payment Rights shall be immediately canceled. Except as set forth below, each such SAR shall have the same remaining term and other terms and conditions (whether such terms and conditions are contained in the related Pre-Amendment Option agreement or in this Plan) and shall be exercisable to the same extent as the related Pre-Amendment Option, with such changes and modifications as are necessary to substitute the SARs for the Tax-Offset Payment Rights set forth in such Pre-Amendment Option. The grant price of each such SAR shall be equal to the purchase price of the related Pre-Amendment Option as of the Amendment Date.

Section 4.  On the Grant Date in 2000 and on each subsequent Grant Date, each Eligible Director, as of each such date, shall be granted 6,556 Stock Appreciation Rights relating to 6,556 Shares. One-fourth, or 1,639, of such Stock Appreciation Rights shall become exercisable on each of the first, second, third and fourth anniversaries of the Grant Date of such Award, and all or any portion of the Stock Appreciation Rights comprising each installment may be exercised by the holder thereof as such holder may elect at any time after such installment becomes exercisable but no later than the termination date of such Stock Appreciation Rights; provided that each Stock Appreciation Right shall become exercisable in full upon a Change in Control.

Section 5.  A Stock Appreciation Right granted under any Section of this Article VII shall entitle the holder thereof to receive upon exercise, for each Share to which the SAR relates, an amount in cash equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the grant price.

ARTICLE VIII
TRANSFERABILITY OF AWARDS

No Awards granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a Participant except:

(a)  by will;

(b)  by the laws of descent and distribution; or

(c)  if permitted by the Committee and so provided in the Award Agreement or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Code, (ii) to Immediate Family Members, (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (v) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimus beneficial interest in a partnership, limited liability company or trust described in (iii), (iv) or (v) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the optionee and their spouses.

Any attempted assignment, transfer, pledge, hypothecation or other disposition of Awards, or levy of attachment or similar process upon Awards not specifically permitted herein, shall be null and void and without effect.

ARTICLE IX
EXERCISE OF AWARDS

Section 1.  Each Option granted hereunder and each SAR granted after the Amendment Date shall terminate 10 years after the date on which it was granted. Each SAR granted on the Amendment Date in substitution for a Tax-Offset Payment Right shall terminate on the date that the related Pre-Amendment Option terminates as provided in Section 3 of Article VII.

Section 2.  Except in cases provided for in Article X hereof, each Award may be exercised by the holder thereof only while the Participant to whom such Award was granted is an Eligible Director.

Section 3.  A person electing to exercise an SAR or any portion thereof then exercisable shall give written notice to the Company of such election and the number of SARs such person has elected to exercise. A person electing to exercise an Option or any portion thereof then exercisable shall give written notice to the Company of such election and of the number of Shares such person has elected to purchase, and shall at the time of purchase tender the full purchase price of such Shares, which tender shall be made in cash or cash equivalent (which may be such person’s personal check) or in Shares already owned by such person and held for at least six months (which tender may be by actual delivery or by attestation) and which Shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise, or in any combination thereof. The Company shall have no obligation to deliver Shares pursuant to the exercise of any Option, in whole or in part, until such payment in full of the purchase price of such Shares is received by the Company. No optionee, or legal representative, legatee, distributee, or assignee of such optionee shall be or be deemed to be a holder of any Shares subject to such Option or entitled to any rights of a stockholder of the Company in respect of any Shares covered by such Option distributable in connection therewith until such Shares have been paid for in full and have been issued or delivered by the Company.

Section 4.  Each Option shall be subject to the requirement that if at any time the Board shall be advised by counsel that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to such counsel for the Board.

Section 5.  The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of Awards and to ensure that the Company receives prompt advice concerning the occurrence of any event that may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or that may make available to the Company any tax deduction resulting from the occurrence of such event.

ARTICLE X
TERMINATION OF SERVICE
AS AN ELIGIBLE DIRECTOR

Section 1.  If and when a Participant shall cease to be an Eligible Director for any reason other than death or retirement from the Board, all of the Awards granted to such Participant while serving as an Eligible Director shall be terminated except that any Award, to the extent then exercisable, may be exercised by the holder thereof within three months after such Participant ceases to be an Eligible Director, but not later than the termination date of the Award.

Section 2.  If and when a Participant shall cease to be an Eligible Director by reason of the Participant’s retirement from the Board, all of the Awards granted to such Participant while serving as an Eligible Director shall be terminated except that any Award, to the extent then exercisable or exercisable within one year thereafter, may be exercised by the holder thereof within three years after such retirement, but not later than the termination date of the Award.

Section 3.  Should a Participant die while serving as an Eligible Director, all the Awards granted to such Participant shall be terminated, except that any Award to the extent exercisable by the holder thereof at the time of such death, together with the unmatured installment (if any) of such Award that at that time is next scheduled to become exercisable, may be exercised until the third anniversary of the date of such death, but not later than the termination date of the Award, by the holder thereof, the Participant’s estate, or the person designated in the Participant’s last will and testament, as appropriate.

Section 4.  Should a Participant die after ceasing to be an Eligible Director, all of the Awards granted to such Participant shall be terminated, except that any Award, to the extent exercisable by the holder thereof at the time of such death, may be exercised until the third anniversary of the date the Participant ceased to be an Eligible Director, but not later than the termination date of the Award, by the holder thereof, the Participant’s estate, or the person designated in the Participant’s last will and testament, as appropriate.

ARTICLE XI
AMENDMENTS TO PLAN AND AWARDS

The Board may at any time terminate or from time to time amend, modify or suspend this Plan; provided, however, that no such amendment or modification without the approval of the stockholders shall:

(a)  except pursuant to Section 3 of Article IV, increase the maximum number (determined as provided in this Plan) of Shares that may be purchased pursuant to Options, either individually or in aggregate;

(b)  permit the granting of any Option or any SAR under Section 4 of Article VII at a purchase or grant price other than 100% of the Fair Market Value of the Shares at the time such Award is granted, subject to adjustment pursuant to Section 3 of Article IV;

(c)  permit the exercise of an Option unless the full purchase price of the Shares as to which the Option is exercised is paid at the time of exercise;

(d)  extend beyond May 1, 2004 the period during which Awards may be granted;

(e)  modify in any respect the class of individuals who constitute Eligible Directors; or

(f)  materially increase the benefits accruing to participants hereunder.